UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 16, 2014, Mr. Lane M. Bowen retired as Executive Vice President and President, Nursing Center Division of Kindred Healthcare, Inc. (the “Company”).

In connection with Mr. Bowen’s retirement, a subsidiary of the Company and Mr. Bowen entered into a Separation Agreement and Release of Claims dated April 16, 2014 (the “Release Agreement”). The Release Agreement provides for:

•	Certain non-competition restrictions applicable to Mr. Bowen for a period of six months from April 16, 2014; and

•	Certain non-solicitation restrictions applicable to Mr. Bowen for a period of eighteen months from April 16, 2014.

Consistent with the terms of Mr. Bowen’s existing Employment Agreement between a subsidiary of the Company and Mr. Bowen dated December 18, 2008, the Release Agreement also provides the following:

•	The settlement, waiver, release and discharge of any and all claims or actions arising from Mr. Bowen’s employment with the Company;

•	Cash severance in the amount of $1,010,083 payable on May 1, 2014;

•	Amounts equal to the prorated portion of the awards Mr. Bowen would otherwise be eligible to receive under the Company’s short-term incentive plan and long-term incentive plan, respectively, with respect to the 2014 calendar year based upon the Company’s actual performance and payable consistent with the terms of such plans;

•	Amounts previously earned by Mr. Bowen under the Company’s long-term incentive plan, will be paid over three years consistent with the Company’s long-term incentive plan;

•	Continued coverage under the Company’s employee benefit plans for an 18 month period; and

•	For an 18 month period following April 16, 2014, Mr. Bowen is entitled to additional vesting of stock options and performance-based restricted stock awards in accordance with their original terms, including any related performance measures, and the opportunity to exercise the options within such time period (but in no event beyond the expiration of the original term of such options). In addition, any outstanding service-based restricted stock held by Mr. Bowen as of April 16, 2014 that would have otherwise vested during the 18 month period following April 16, 2014 will be immediately vested.

A copy of the Release Agreement is attached hereto as Exhibit 10.1.

Item 8.01.	Other Events.

Incorporated by reference is a press release issued by the Company on April 16, 2014 which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Separation Agreement and Release of Claims dated as of April 16, 2014 by and between Kindred Healthcare Operating, Inc. and Lane M. Bowen.

Exhibit 99.1	Press release dated April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 17, 2014	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary